NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Julia Hornack
Mayfield Village, Ohio 44143	(440) 395-2164
http://www.progressive.com

PROGRESSIVE REPORTS JANUARY RESULTS

MAYFIELD VILLAGE, OHIO -- February 15, 2017 -- The Progressive Corporation (NYSE:PGR) today reported the following results for January 2017:

	January	January
(millions, except per share amounts and ratios; unaudited)	2017	2016	Change

Net premiums written	$2,241.9	$2,025.8	11%
Net premiums earned	$2,279.1	$2,001.1	14%
Net income attributable to Progressive	$182.1	$100.8	81%
Per share	$0.31	$0.17	82%
Total pretax net realized gains (losses) on securities
(including net impairment losses)	$9.4	$(6.2)	(252)%
Combined ratio	89.7	93.1	(3.4) pts.
Average diluted equivalent shares	582.6	586.5	(1)%

(thousands; unaudited)	January	January
	2017	2016	Change
Policies in Force
Vehicle businesses:
Agency – auto	5,085.7	4,758.5	7%
Direct – auto	5,402.9	4,987.8	8%
Total personal auto	10,488.6	9,746.3	8%
Total special lines	4,226.3	4,105.6	3%
Total Personal Lines	14,714.9	13,851.9	6%
Total Commercial Lines	605.4	560.3	8%
Property business	1,243.7	1,076.0	16%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and our special lines products. Our Commercial Lines business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned and/or operated predominantly by small businesses. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

See the “Comprehensive Income Statements” and “Supplemental Information” for further information and the "Monthly Commentary" at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
January 2017
(millions)
(unaudited)

	January[1]
	2017	2016	% Change
Net premiums written	$2,241.9	$2,025.8	11

Revenues:
Net premiums earned	$2,279.1	$2,001.1	14
Investment income	40.1	37.7	6
Net realized gains (losses) on securities:
Net impairment losses recognized in earnings	0	0	--
Net realized gains (losses) on securities	9.4	(6.2)	(252)
Total net realized gains (losses) on securities	9.4	(6.2)	(252)
Fees and other revenues	31.0	28.6	8
Service revenues	9.5	8.4	13
Total revenues	2,369.1	2,069.6	14

Expenses:
Losses and loss adjustment expenses	1,569.9	1,445.9	9
Policy acquisition costs	189.3	165.8	14
Other underwriting expenses	316.6	279.2	13
Investment expenses	1.8	1.6	13
Service expenses	9.2	7.7	19
Interest expense	12.4	11.4	9
Total expenses	2,099.2	1,911.6	10

Income before income taxes	269.9	158.0	71
Provision for income taxes[2]	85.6	53.9	59
Net income	184.3	104.1	77
Net (income) loss attributable to noncontrolling interest (NCI)	(2.2)	(3.3)	(33)
Net income attributable to Progressive	182.1	100.8	81

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on securities	63.2	(53.4)	(218)
Net unrealized losses on forecasted transactions	(0.1)	(0.1)	0
Foreign currency translation adjustment	0.2	(0.2)	(200)
Other comprehensive income (loss)	63.3	(53.7)	(218)
Other comprehensive (income) loss attributable to NCI	(0.7)	(2.1)	(67)
Total comprehensive income attributable to Progressive	$244.7	$45.0	444

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies, see Note 1 to our 2015 audited consolidated financial statements included in our 2015 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

2 In January 2017, we adopted the new accounting standard for employee share-based payment transactions and, in accordance with this standard, recorded a $7.3 million excess tax benefit associated with the vesting of our employee equity awards; under the prior standard, this benefit was recorded to paid-in capital.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
January 2017
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	January
	2017	2016

Net income attributable to Progressive	$182.1	$100.8
Per share:
Basic	$0.31	$0.17
Diluted	$0.31	$0.17

Comprehensive income (loss) attributable to Progressive	$244.7	$45.0
Per share:
Diluted	$0.42	$0.08

Average shares outstanding - Basic	580.3	584.1
Net effect of dilutive stock-based compensation	2.3	2.4
Total average equivalent shares - Diluted	582.6	586.5

The following table sets forth the investment results for the period:
	January
	2017	2016
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.4%	0.5%
Common stocks	2.0%	(5.1) %
Total portfolio	0.6%	(0.2) %

Pretax annualized investment income book yield	2.2%	2.3%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
January 2017
($ in millions)
(unaudited)

January
	Vehicles
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total[1]
Net Premiums Written	$966.5	$979.0	$1,945.5	$235.1	$61.3	$2,241.9
% Growth in NPW	11%	13%	12%	0%	24%	11%
Net Premiums Earned	$996.3	$956.9	$1,953.2	$248.7	$77.2	$2,279.1
% Growth in NPE	12%	15%	13%	20%	13%	14%

GAAP Ratios
Loss/LAE ratio	69.9	71.3	70.7	61.0	50.0[2]	68.9
Expense ratio	19.6	20.3	19.9	21.2	42.1[3]	20.8
Combined ratio	89.5	91.6	90.6	82.2	92.1[3]	89.7

Actuarial Adjustments[4]
Reserve Decrease/(Increase)
Prior accident years						$12.6
Current accident year						(1.2)
Calendar year actuarial adjustment	$(2.5)	$3.9	$1.4	$0	$10.0	$11.4

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$12.6
All other development						(84.5)
Total development						$(71.9)

Calendar year loss/LAE ratio						68.9
Accident year loss/LAE ratio						65.7

1 Includes results for all of our run-off businesses. For the month, our run-off businesses generated a $0.1 million underwriting loss.

2 The loss/LAE ratio includes 15 loss ratio points, or about $12 million, related to catastrophe losses from severe thunderstorms that hit the south in January. In addition, we recorded an increase to our reinsurance recoverable under reinsurance provided in connection with a catastrophe bond transaction, which reduced our loss/LAE ratio by 11.8 points, or $9.1 million. The total recoverable, which relates to losses incurred in excess of $175 million in the aggregate on severe thunderstorms (excluding named storms) during 2016, is $29.5 million.

3 Included in both the expense ratio and combined ratio is 6.7 points of amortization expense primarily associated with the acquisition of a controlling interest in ARX, as well as an increase to the prior year's bonus accrual (3.5 points) and the deferral of previously recognized net ceding commission income associated with ASI acting as a participant in the "Write Your Own" program for the National Flood Insurance Program (6.5 points); the net ceding commission income will now be recognized pro rata over the life of the flood policies. Excluding these additional expenses, the Property business would have reported an expense ratio of 25.4 and a combined ratio of 75.4 for January 2017.

4 Represents adjustments solely based on our actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

January
2017
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $16,993.2)	$16,991.2
Equity securities:
Nonredeemable preferred stocks[1] (cost: $723.9)	847.2
Common equities (cost: $1,438.8)	2,866.2
Short-term investments (amortized cost: $3,447.0)	3,447.0
Total investments[2]	24,151.6
Net premiums receivable	4,514.8
Deferred acquisition costs	638.8
Goodwill and intangible assets	877.0
Other assets[3]	3,848.0
Total assets	$34,030.2

Unearned premiums	$7,424.3
Loss and loss adjustment expense reserves[3]	11,356.4
Other liabilities[2]	3,032.9
Dividends payable	395.4
Debt	3,146.3
Total liabilities	25,355.3
Redeemable noncontrolling interest (NCI)	486.6
Shareholders' equity	8,188.3
Total liabilities, NCI, and shareholders' equity	$34,030.2

Common shares outstanding	580.8
Shares repurchased - January	0.5
Average cost per share	$35.53
Book value per share	$14.10
Trailing 12-month return on average shareholders' equity
Net income available to Progressive	14.2%
Comprehensive income available to Progressive	17.4%
Net unrealized pretax gains (losses) on investments	$1,546.4
Increase (decrease) from December 2016	$97.3
Debt-to-total capital ratio[4]	27.8%
Fixed-income portfolio duration	2.3
Weighted average credit quality	A+
Year-to-date Gainshare factor[5]	1.94

1 As of January 31, 2017, we held certain hybrid securities and recognized a change in fair value of $2.3 million as a realized gain during the period we held these securities.
2 At January 31, 2017, we had $276.1 million of net unsettled security transactions.
3 Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $1,771.9 million, which are included in "other assets."
4 Ratio reflects debt as a percent of debt plus shareholders' equity; redeemable noncontrolling interest is not part of this calculation.
5 Beginning in 2017, the Gainshare factor includes the operating performance of our Property business, with minor exclusions.

Monthly Commentary

•
In January, we experienced unfavorable prior accident year reserve development of 3.2 points. The unfavorable development was primarily the result of more November and December claims being reported in January than were anticipated in our year-end reserves. In January, incurred but not reported on November and December 2016 accidents are reflected in prior year development, rather than development in the current accident year as is the case for the remaining 11 months of the year.

Events
We plan to release February results on Friday, March 17, 2017, before the market opens.

Progressive is scheduled to hold a one-hour conference call to address questions on Friday, March 3, 2017, at 9:00 a.m., eastern time, subsequent to the posting of our 2016 Shareholders' Report online and the filing of our 2016 Annual Report on Form 10-K with the SEC. Registration for the teleconference and webcast is available at http://investors.progressive.com/phoenix.zhtml?c=81824&p=irol-calendar.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever and however it's most convenient-online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. Home insurance is underwritten by select carriers, including American Strategic Insurance Corp. and subsidiaries (ASI), our majority owned subsidiaries.

Progressive is the fourth largest auto insurer in the country; a leading seller of motorcycle and commercial auto insurance; and through ASI, one of the top 20 homeowners carriers. Progressive also offers car insurance online in Australia at
http://www.progressiveonline.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot® and Service Centers.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in general economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental, corporate, or other entities to make scheduled debt payments or satisfy other obligations; the potential or actual downgrading by one or more rating agencies of our securities or governmental, corporate, or other securities we hold; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including reinsurers and other counterparties to certain financial transactions; the accuracy and adequacy of our pricing, loss reserving, and claims methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to attract and retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for the introduction of products to new jurisdictions, for requested rate changes and the timing thereof and for any proposed acquisitions; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments at the state and federal levels, including, but not limited to, matters relating to vehicle and homeowners insurance, health care reform and tax law changes; the outcome of disputes relating to intellectual property rights; the outcome of litigation or governmental investigations that may be pending or filed against us; severe weather conditions and other catastrophe events; the effectiveness of our reinsurance programs; changes in vehicle usage and driving patterns, which may be influenced by oil and gas prices; changes in residential occupancy patterns and the effects of the emerging "sharing economy"; advancements in vehicle or home technology or safety features, such as accident and loss prevention technologies or the development of autonomous or partially autonomous vehicles; our ability to accurately recognize and appropriately respond in a timely manner to changes in loss frequency and severity trends; technological advances; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions, and safeguard personal and sensitive information in our possession; our continued access to and functionality of third-party systems that are critical to our business; restrictions on our subsidiaries' ability to pay dividends to The Progressive Corporation; possible impairment of our goodwill or intangible assets if future results do not adequately support either, or both, of these items; court decisions, new theories of insurer liability or interpretations of insurance policy provisions and other trends in litigation; changes in health care and auto and property repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.